UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 4, 2022

BEAM GLOBAL

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53204	26-1342810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5660 Eastgate Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 799-4583

___________________________________________________

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BEEM	NASDAQ Capital Market
Warrants	BEEMW	NASDAQ Capital Market

Explanatory Note

This 8-K was amended to correct a filing error that included Item 2.02 instead of Item 2.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 4, 2022, Beam Global (“Beam”) completed its previously announced acquisition of All Cell Technologies, LLC (“All Cell”), pursuant to the Asset Purchase Agreement dated as of February 16, 2022 (the “Purchase Agreement”), by and between Beam and All Cell whereby Beam purchased substantially all of the assets and business of All Cell for 1,055,000 shares of Beam Common Stock plus an additional $911,711 for the net working capital of primarily inventory held by All Cell at closing. In addition, All Cell is eligible to earn an additional number of shares of Beam Common Stock if it meets certain revenue milestones (the “Earnout Consideration”). The Earnout Consideration is: (i) two times the amount of All Cell revenue and contracted backlog that is greater than $7.5 million for 2022, and (ii) two times the amount of All Cell 2023 revenue only which exceeds the greater of either $13.5 million or 135% of the 2022 cumulative revenue capped at $20 million. Revenues exceeding $20 million in 2023 will not be eligible for the Earnout Consideration.

The foregoing description of the Mergers contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02. The issuance and sale of the shares of Beam Common Stock to All Cell under the Purchase Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and were offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of the Business Acquired.

Beam intends to file the financial statements required by Item 9.01(a) of Form 8-K by an amendment to this Form 8-K no later than 71 days after the date this initial report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

Beam intends to file the pro forma financial statements required by Item 9.01(b) of Form 8-K by an amendment to this Form 8-K no later than 71 days after the date this initial report on Form 8-K must be filed.

(d)	Exhibits

Exhibit Number	Description
2.1	Asset Purchase Agreement dated February 16, 2022 (incorporated by reference to Exhibit 10.1 of Beam’s Current Report filed on February 23, 2022).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAM GLOBAL

Dated: March 4, 2022	By:	/s/ Katherine H. McDermott
	Name:	Katherine H. McDermott
	Title:	Chief Financial Officer

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